EXHIBIT 99.2
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

)
In re:	)	Chapter 11
)
CORUS BANKSHARES, INC.[1]	)	Case No. 10-26881 (PSH)
)
Debtor.	)
)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2
PLEASE TAKE NOTICE that                      is/has become a Substantial Shareholder with respect to the equity securities in Corus Bankshares, Inc. (“the Debtor”) or of any beneficial interest therein (the common stock of the Debtor and any beneficial interest therein, including Options (as defined herein) to acquire such stock, the “Common Stock”). Corus Bankshares, Inc. is a debtor and debtor in possession in Case No. 10-26881 pending in the United States Bankruptcy Court for the Northern District of Illinois.
PLEASE TAKE FURTHER NOTICE that, as of                       _____  , 2010,                      has Beneficial Ownership of  _____  shares of Common Stock. The following table sets forth the date(s) on which                      acquired Beneficial Ownership or otherwise has Beneficial Ownership of such Common Stock:

[1]
The Debtor in this chapter 11 case, along with the last four digits of the Debtor’s federal tax identification number, is: Corus Bankshares, Inc. (3592). The location of the Debtor’s corporate headquarters and the service address for the Debtor is: 10 S. Riverside Plaza, Suite 1800, Chicago, IL 60606.

[2]
For purposes of this Declaration: (i) a “Substantial Shareholder” is any entity that has Beneficial Ownership of at least 2.4 million shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares); (ii) “Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an Option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Number of Shares
of Common Stock	Date Acquired

(Attach additional page or pages if necessary)
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of                      are  _____.
PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notification and Hearing Procedures for Transfers of Certain Common Stock, this Declaration is being filed with the Bankruptcy Court and served upon counsel to the Debtor.
PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury,                      hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments which purport to be part of this Declaration, are true, correct, and complete.

Respectfully submitted, (Name of Substantial Shareholder)
By:
Name:
Address:

Telephone:
Facsimile:

                    ,
Dated:

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

)
In re:	)	Chapter 11
)
CORUS BANKSHARES, INC.[1]	)	Case No. 10-26881 (PSH)
)
Debtor.	)
)

DECLARATION OF INTENT TO PURCHASE, ACQUIRE,
OR OTHERWISE ACCUMULATE COMMON STOCK
PLEASE TAKE NOTICE that                      hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the equity securities in Corus Bankshares, Inc. (the “Debtor”) or a beneficial interest therein (the common stock of the Debtor and any beneficial interest therein, including Options (as defined herein) to acquire such stock, the “Common Stock”) (the “Proposed Transfer”).
PLEASE TAKE FURTHER NOTICE that, if applicable, on                       _____  ,  _____  ,                      filed a Declaration of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the Northern District of Illinois (the “Bankruptcy Court”) and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that                      currently has Beneficial Ownership of  _____  shares of Common Stock.

[1]
The Debtor in this chapter 11 case, along with the last four digits of the Debtor’s federal tax identification number, is: Corus Bankshares, Inc. (3592). The location of the Debtor’s corporate headquarters and the service address for the Debtor is: 10 S. Riverside Plaza, Suite 1800, Chicago, IL 60606.

[2]
For purposes of this Declaration: (i) a “Substantial Shareholder” is any entity that has Beneficial Ownership of at least 2.4 million shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares); (ii) “Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an Option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer,                      proposes to purchase, acquire or otherwise accumulate  _____  shares of Common Stock or an Option with respect to  _____  shares of Common Stock. If the Proposed Transfer is permitted to occur,                      will have Beneficial Ownership of  _____  shares of Common Stock after such transfer becomes effective.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of  _____  are  _____.
PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notification and Hearing Procedures for Transfers of Certain Common Stock, this Declaration is being filed with the Bankruptcy Court and served upon counsel to the Debtor.
PLEASE TAKE FURTHER NOTICE that the Debtor has 15 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtor files an objection, such Proposed Transfer will not be effective unless approved by a final order of the Bankruptcy Court that becomes nonappealable. If the Debtor does not object within such 15-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by                      that may result in                      purchasing, acquiring or otherwise accumulating additional shares of Common Stock or an Option with respect thereto will each require an additional notice filed with the Bankruptcy Court to be served in the same manner as this Declaration.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury,                      hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments, which purport to be part of this Declaration, are true, correct, and complete.

Respectfully submitted, (Name of Substantial Shareholder)
By:
Name:
Address:

Telephone:
Facsimile:

                    ,
Dated:

3

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

)
In re:	)	Chapter 11
)
CORUS BANKSHARES, INC.[1]	)	Case No. 10-26881 (PSH)
)
Debtor.	)
)
DECLARATION OF INTENT TO SELL, TRADE,
OR OTHERWISE TRANSFER COMMON STOCK
PLEASE TAKE NOTICE that                      hereby provides notice of its intention to sell, trade, or otherwise transfer shares of the equity securities in Corus Bankshares, Inc. (the “Debtor”) or a beneficial interest therein (the common stock of the Debtor and any beneficial interest therein, including Options (as defined herein) to acquire such stock, (the “Common Stock”) (the “Proposed Transfer”).
PLEASE TAKE FURTHER NOTICE that, if applicable, on                       ____ , ____ ,                      filed a Declaration of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the Northern District of Illinois (the “Bankruptcy Court”) and served copies thereof as set forth therein.
PLEASE TAKE FURTHER NOTICE that                      currently has Beneficial Ownership of  _____  shares of Common Stock.

[1]
The Debtor in this chapter 11 case, along with the last four digits of the Debtor’s federal tax identification number, is: Corus Bankshares, Inc. (3592). The location of the Debtor’s corporate headquarters and the service address for the Debtor is: 10 S. Riverside Plaza, Suite 1800, Chicago, IL 60606.

[2]
For purposes of this Declaration: (i) a “Substantial Shareholder” is any entity that has Beneficial Ownership of at least 2.4 million shares of Common Stock (as defined herein) (representing approximately 4.5% of all issued and outstanding shares); (ii) “Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an Option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer,                      proposes to sell, trade, or otherwise transfer  _____  shares of Common Stock or an Option with respect to  _____  shares of Common Stock. If the Proposed Transfer is permitted to occur,                      will have Beneficial Ownership of  _____  shares of Common Stock after the transfer becomes effective.
PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of                      are  _____.
PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notification and Hearing Procedures for Transfers of Certain Common Stock, this Declaration is being filed with the Bankruptcy Court and served upon counsel to the Debtor.
PLEASE TAKE FURTHER NOTICE that the Debtor has 15 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtor files an objection, such Proposed Transfer will not be effective unless such objection is withdrawn by the Debtor or such action is approved by a final order of the Bankruptcy Court that becomes nonappealable. If the Debtor does not object within such 15-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.
PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by                      that may result in                      selling, trading, or otherwise transferring shares of Common Stock or an Option with respect thereto will each require an additional notice filed with the Bankruptcy Court to be served in the same manner as this Declaration.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury,                      hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments, which purport to be part of this Declaration, are true, correct, and complete.

Respectfully submitted, (Name of Substantial Shareholder)
By:
Name:
Address:

Telephone:
Facsimile:
                    ,
Dated:

3